                                                                 EXHIBIT 10.28.2

                             SHARE PLEDGE AGREEMENT

        THIS SHARE PLEDGE AGREEMENT (the "Agreement"), is entered into as of this 6th day of April, 2001 by and between Leap Wireless International, Inc., a Delaware corporation ("Leap"), and Century Personal Access Network, Inc., a Louisiana corporation ("CenturyTel").

                              W I T N E S S E T H:

        WHEREAS, Leap has delivered that certain Promissory Note dated as of the date herewith in favor of CenturyTel (the "Note") in partial payment of the purchase price for the Initial Licenses under the Amended and Restated Agreement for Purchase and Sale of Licenses entered into effective as of November 3, 2000 by and among Leap, MVI Corp., an Oregon corporation, Century Personal Access Network, Inc., a Louisiana corporation, Wisconsin RSA #7, Limited Partnership, a Wisconsin limited partnership, and Centurytel, Inc., a Louisiana corporation (the "Purchase Agreement"); and

        WHEREAS, CenturyTel has required that the Note be secured as set forth herein.

        NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Leap hereby agrees with CenturyTel, as follows:

        1. Definitions. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Note. As used in this Agreement, unless the context otherwise requires:

                "Applicable Law" shall mean, in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person, including, without limiting the foregoing, the Licenses (as defined below), the Communications Act and all orders, decisions, judgments and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it is bound.

                "Communications Act" shall mean the Communications Act of 1934, and any similar or successor federal statute, and the rules and regulations of the FCC thereunder, all as the same may be in effect from time to time.

                "Permitted Liens" shall mean, as applied to any Person:

                        (a) Any Lien in favor of CenturyTel given to secure the obligations under the Note;

                        (b) (i) Liens on real estate or other property for taxes, assessments, governmental charges or levies not yet delinquent and (ii) Liens for taxes, assessments, judgments, governmental charges or levies or claims the non-payment of which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been set aside on such Person's books, but only so long as no foreclosure, distraint, sale or similar proceedings have been commenced with respect thereto;

                        (c) Liens of carriers, warehousemen, mechanics, laborers and materialmen incurred in the ordinary course of business for sums not yet overdue by more than thirty (30) days or being diligently contested in good faith, if reserves or appropriate provisions shall have been made therefor;

                        (d) Liens incurred in the ordinary course of business in connection with worker's compensation and unemployment insurance;

                        (e) Restrictions on the transfer of the Pledged Securities or other Collateral imposed by the Communications Act and the rules and regulations thereunder or by the Securities Act of 1933, as amended, and the rules and regulations thereunder or by any other applicable state or federal securities laws; and

                        (f) Liens which are junior in priority to the Security Interest (as defined below).

                "Person" shall mean an individual, corporation, limited liability company, association, partnership, joint venture, trust or estate, an unincorporated organization, a government or any agency or political subdivision thereof, or any other entity.

        2. Grant of Security Interest. Leap hereby collaterally assigns and pledges to CenturyTel and grants and creates a lien on and first priority continuing security interest (the "Security Interest") in favor of CenturyTel, in all right, title and interest of Leap in and to the capital stock described on Schedule 1 (the "Pledged Securities"), and all proceeds thereof, including, without limitation, dividends and other property received and receivable by Leap in connection with the Pledged Securities (the Pledged Securities and such proceeds to be referred to herein collectively as the "Collateral").

This Agreement and the Security Interest secure (i) payment of all obligations owed to CenturyTel under this Agreement or the Note, as such may be amended from time to time, and (ii) payment of any and all damage which CenturyTel may suffer by reason of a breach by Leap of any obligation, covenant or undertaking with respect to this Agreement or the Note, or any extensions, renewals or amendments of this Agreement or the Note, to CenturyTel, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (all of the foregoing obligations of (i) and (ii) being hereinafter collectively referred to as the "Secured Obligations").

        3. Covenants and Agreements. Leap hereby covenants and agrees that Leap shall faithfully observe and fulfill, and shall cause to be observed and fulfilled, each and all of the following covenants:

                (a) Further Assurances. Leap hereby authorizes CenturyTel to file such financing statements and such other documents as CenturyTel may deem necessary or reasonably desirable to protect or perfect the first priority security interest of CenturyTel in the Collateral.

In addition, Leap agrees to make, execute, deliver or cause to be done, executed and delivered, from time to time, all such further acts, documents and things as CenturyTel may reasonably require for the purpose of perfecting or protecting its rights hereunder or otherwise giving effect to this Agreement, all immediately upon request therefor.

                (b) Stock Certificates. Leap shall promptly deliver to CenturyTel all originals of certificates and other documents, instruments and agreements evidencing the Collateral which are now held or hereafter received by Leap, together with blank stock powers executed by Leap.

                (c) Limitation on Liens on the Collateral. Leap shall not create, incur or permit to exist, shall defend the Collateral now owned or hereafter acquired by it against, and shall take such other action as is necessary to remove, any lien, charge, encumbrance or claim on or to the Collateral, other than Permitted Liens. Notwithstanding the provisions of this
Section 3(c) or Section 7, nothing in this Agreement shall be deemed to prohibit Leap to enter into an agreement to sell the Pledged Securities, or Cricket Licensee VIII, Inc. or Cricket Licensee IX, Inc. to enter into an agreement to sell or exchange the Licenses or any portion thereof, provided such agreement conditions the consummation of such sale of the Pledged Securities or sale or exchange of the Licenses (or portion thereof) upon the prior written consent of CenturyTel or the satisfaction of Leap's obligations under the Note with respect to such Pledged Securities or Licenses prior to or at the time of such consummation.

        4. Representations and Warranties. Leap represents and warrants to CenturyTel that:

                (a) The execution of this Agreement and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under the Amended and Restated Certificate of Incorporation or By-laws of Leap as presently in effect, or any Applicable Law respecting Leap or result in the termination or cancellation of or, in any material respect, any default under any indenture, mortgage, deed of trust, deed to secure debt or other agreement or instrument to which Leap is a party or by which Leap is bound, except where such violations, breaches or defaults, if any, singly or in the aggregate, have not had and are not likely to have a material adverse effect on Leap and its subsidiaries, taken as a whole; and

                (b) Leap has taken all necessary legal action to authorize the execution and delivery of this Agreement, and this Agreement, when executed and delivered, will be the valid and binding obligation of Leap enforceable in accordance with its terms, subject to the limitations on enforceability under bankruptcy, reorganization, insolvency and similar laws affecting creditors' rights generally and limitations imposed by the application of general equitable principles.

        5. Priority of Security Interest. Provided that CenturyTel retains continuous possession of the Pledged Securities, Leap further represents and warrants that the Security Interest in the Collateral granted to CenturyTel hereunder shall constitute at all times a valid and perfected first priority security interest vested in CenturyTel in and upon the Collateral subject only to Permitted Liens, which Security Interest shall be perfected (as to the Pledged Securities) by the continuous possession by CenturyTel of such Pledged Securities and (as to Collateral for which an appropriate method of perfection is the filing of UCC-1 financing statements) upon the due filing of UCC-1 financing statements and continuation statements as required by the Uniform Commercial Code. Leap shall take or cause to be performed such acts and actions as shall be necessary or appropriate to assure that the Security Interest upon the Collateral shall not become subordinate or junior to the security interests, liens or claims of any other Person, except for Permitted Liens. Although Leap shall have no obligation to file UCC continuation statements, it shall, to the extent required by Applicable Law, execute any such continuation statements and pay all costs associated with the filing thereof.

        6. Location of Leap. Leap represents and warrants that its chief executive office and the location of all of its records concerning the Collateral is as follows:

                      Leap Wireless International, Inc.
                      10307 Pacific Center Court
                      San Diego, California  92121

Leap agrees that it shall immediately advise CenturyTel, in writing making reference to this Section of this Agreement, of the opening of any new place of business in another state or any change in the location of the place where it keeps the Collateral to another state.

        7. Risk of Loss, Sale of Collateral. Any and all injury to, or loss or destruction of, the Collateral shall be at Leap's risk, and shall not release Leap from its obligations hereunder except to the extent that the Uniform Commercial Code as in effect in the State of Delaware from time to time places obligations on CenturyTel to protect the Collateral. Except as permitted under the Note and except for Permitted Liens, Leap agrees not to sell, transfer, assign, dispose of, mortgage, grant a security interest in, or encumber any of the Collateral in any manner without the prior written consent of CenturyTel. Leap shall not permit Cricket Licensee VIII, Inc., a Delaware corporation or Cricket Licensee IX, Inc., a Delaware corporation, to sell any of its Licenses, in each case for so long as the shares of such entity constitute Pledged Securities hereunder, without the prior written consent of CenturyTel.

        8. Remedies.

                (a) Until the occurrence of an Event of Default under the Note, Leap shall be permitted (a) to receive all cash distributions paid on the Collateral (i.e., excluding distributions on the certificate representing the Collateral paid in additional capital stock, options, warrants or other instruments which additional capital stock, options, warrants or other instruments promptly shall be delivered to CenturyTel (with appropriate endorsements and/or stock powers, as requested by CenturyTel) and shall constitute a component of the Collateral) and (b) to exercise all voting and corporate rights with respect to such capital stock.

                (b) Upon the occurrence and during the continuance of an Event of Default under the Note, CenturyTel may do one or more of the following with respect to the Collateral:

                        (i) upon written notice to Leap, make such payments and do such acts as CenturyTel may deem necessary to protect, perfect or continue the perfection of the Security Interest in the Collateral, including, without limitation, paying, purchasing, contesting or compromising any lien, charge, encumbrance or claim which is, or purports to be, prior to or superior to the Security Interest granted hereunder, and commencing, appearing or otherwise participating in or controlling any action or proceeding purporting to affect the Security Interest in or ownership of the Collateral;

                        (ii) upon at least ten (10) Business Days' prior written notice, sell the Collateral, or any part thereof, in one or more parcels at public or private sale, at CenturyTel's office or elsewhere, at such time or times, for cash, on credit or for future delivery, and at a commercially reasonable price or prices and on other commercially reasonable terms. If the Pledged Securities have been registered under the Securities Act of 1933 as of the time of such sale, then CenturyTel may effect sales of all or any portion of the Pledged Securities on any securities exchange or other recognized market, provided that CenturyTel shall endeavor to sell only such portion of the Pledged Securities as reasonably must be sold (taking into account the trading price of the Pledged Securities) in order to generate cash sale proceeds sufficient to cover the obligations of Leap then in default. If the Pledged Securities have not been so registered at the time of such sale, then alternatively CenturyTel shall be entitled at any such sale, if it deems advisable to do so, to restrict the prospective bidders or purchasers to persons who will provide assurances satisfactory to CenturyTel that they may be offered and sold the Collateral to be sold without registration under the Securities Act of 1933, as amended, or any other applicable state or federal statute, and in compliance with the requirements of Regulation D promulgated thereunder, and upon the consummation of any such sale, CenturyTel shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. CenturyTel otherwise shall effect the disposition in a commercially reasonable method in accordance with the applicable Uniform Commercial Code. CenturyTel agrees to provide at least ten (10) Business Days' prior written notice to Leap of the time and the place of any public sale or private sale, which notice shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, CenturyTel may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of CenturyTel. CenturyTel shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. CenturyTel may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. CenturyTel shall incur no liability as a result of the manner of sale of the Collateral, or any part thereof, at any public or private sale conducted in a commercially reasonable manner; and

                        (iii) exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the applicable Uniform Commercial Code.

                (c) The rights of CenturyTel under this Section 8 shall be subject to its prior compliance with the Communications Act, FCC rules and policies promulgated thereunder and state laws and regulations, to the extent applicable to the exercise of such rights.

        9. Indemnity and Expenses.

                (a) Leap agrees to indemnify CenturyTel, subject to the limitations contained in the Purchase Agreement, from and against any and all reasonable claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result from the gross negligence or willful misconduct of CenturyTel.

                (b) Leap will, upon demand, pay to CenturyTel the amount of any and all reasonable expenses, including the disbursements and reasonable fees of CenturyTel's counsel and of any experts, consultants and agents, which CenturyTel may incur in connection with (i) the exercise or enforcement of any of the rights of CenturyTel, including without limitation any challenges to the first priority rank of the security interest granted to CenturyTel under this Agreement; or (ii) the failure by Leap to perform or observe any representations, warranties, covenants or any other provisions of this Agreement.

        10. Rights Cumulative. Leap agrees that the rights of CenturyTel under this Agreement, the Note, the documents executed in connection therewith or any other contract or agreement now or hereafter in existence among CenturyTel and Leap shall be cumulative, and that CenturyTel may from time to time exercise such rights and such remedies as it may have thereunder and under the laws of the United States and any state, as applicable, in the manner and at the time that CenturyTel in its sole discretion desires. Leap further expressly agrees that CenturyTel shall not in any event be under any obligation to resort to any Collateral prior to exercising any other rights that it may have against Leap or its property, or to resort to any other collateral for the Secured Obligations prior to the exercise of remedies hereunder.

        11. Remedies Not Exclusive. No transfer or renewal, extension, assignment or termination of this Agreement or of the Note, or any other instrument or document executed and delivered by Leap to CenturyTel, nor the taking of further security, nor the retaking or redelivery of the Collateral to Leap by CenturyTel, shall release Leap from any obligation, except a release or discharge executed in writing by CenturyTel with respect to such obligation or payment of such obligation or upon full payment to CenturyTel and satisfaction of all the Secured Obligations. CenturyTel shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by CenturyTel then only to the extent therein set forth. A waiver by CenturyTel of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which CenturyTel would otherwise have had on any other occasion.

        12. Assignment. Leap agrees that this Agreement and rights of CenturyTel hereunder may in the discretion of such Person be assigned in whole or in part by such Person in connection with any permitted assignment of the Note or the indebtedness evidenced thereby. In the event this Agreement is so assigned by CenturyTel, the term "CenturyTel" wherever used herein shall be deemed to refer to and include any such assignee or assignees, as appropriate.

        13. Successors and Assigns. This Agreement shall apply to and bind the respective successors and permitted assigns of Leap and CenturyTel.

        14. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be given in a manner prescribed in
Section 12.3 of the Purchase Agreement.

        15. Governing Law. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of Delaware. This Agreement, together with all documents referred to herein, constitutes the entire Agreement between Leap and CenturyTel with respect to the matters addressed herein, and may not be modified except by a writing executed by Leap and CenturyTel.

        16. Severability. If any paragraph or part thereof shall for any reason be held or adjusted to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

        17. FCC Consent. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by CenturyTel with respect to the Collateral or any License of the FCC unless and until all requirements of Applicable Law, including, without limitation, any state law, or any required approval under the Communications Act, and any applicable rules and regulations thereunder, requiring the consent to or approval of such action by the FCC or any governmental or other authority, have been satisfied. Leap covenants that upon request of CenturyTel after and during the continuance of an Event of Default it will cause to be filed such applications and take such other action as may be requested by such Person or Persons to obtain consent or approval of the FCC or any governmental or other authority which has granted any License to Leap to any action contemplated by this Agreement and to give effect to the Security Interest of CenturyTel including, without limitation, the execution of an application for consent by the FCC to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Communications Act.

        18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

        19. Release of Security Interest. Provided that no amounts other than principal and interest not yet due under the Note are outstanding under this Agreement or the Note, (i) upon CenturyTel's receipt of the first installment payment from Leap under the Note in the amount of $50,195,458, the Security Interest granted hereunder in the Collateral constituting Pledged Securities of Cricket Licensee VIII, Inc. and all proceeds thereof shall automatically cease to be effective; and (ii) upon CenturyTel's receipt of payment in full from Leap of all remaining amounts owed under the Note, the Security Interest granted hereunder in the Collateral constituting Pledged Securities of Cricket Licensee IX, Inc. and all proceeds thereof shall automatically cease to be effective. CenturyTel shall promptly return to Leap any portion of the Collateral released under this Section 19 and shall take any actions reasonably necessary to permanently terminate and release the Security Interest in each such portion of the Collateral granted to CenturyTel hereunder and any financing statements filed in connection herewith which may cease to be effective from time to time pursuant to this Section 19, and to cause such portion of the Collateral and any instrument of transfer previously delivered to CenturyTel to be delivered to Leap, all at the cost and expense of Leap.

        20. Distribution of Proceeds. The proceeds of the Collateral hereunder from any foreclosure, sale, liquidation, or other disposition of, or realization upon, the Collateral hereunder shall be applied by CenturyTel in the following manner: (a) to the payment of all costs and expenses, including reasonable attorney's fees, of CenturyTel related to such foreclosure, sale, liquidation, or other disposition of the Collateral hereunder, (b) to CenturyTel in payment of any accrued but unpaid interest under the Note, until such interest has been paid in full, (c) to CenturyTel in payment of the outstanding principal amount of the Note, until the principal amount of such Note has been paid in full, and
(d) to Leap or such other party as may be lawfully entitled to the proceeds thereof.

        21. Waiver of Jury Trial. To the extent permitted by applicable law, Leap and CenturyTel hereby waive trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Agreement or the Note, or any document related to the Purchase Agreement, this Agreement or the Note or the validity, protection, interpretation, collection or enforcement of this Agreement or the Note. CenturyTel and Leap agree that this provision is a specific and material aspect of this Agreement and acknowledges that CenturyTel would not enter into the Purchase Agreement if this section were not part of this Agreement.

        22. Assignment of Licenses. Concurrently with the execution and delivery of this Agreement, Leap shall execute and deliver to each of Cricket Licensee VIII, Inc. and Cricket Licensee IX, Inc. an Assignment of Licenses in the form attached hereto as Exhibit A (the "Assignment"), assigning (subject to the terms and conditions set forth therein, including the prior consent of the Federal Communications Commission ("FCC") to such transfers) to Cricket Licensee VIII, Inc. certain authorizations of the FCC to construct and operate personal communications services wireless telecommunications systems (each, a "License") in the Basic Trading Areas described on Schedule 2 hereto (other than the Salt Lake City, Utah, BTA) and assigning to Cricket Licensee IX, Inc. the FCC License for the Salt Lake City, Utah, BTA. As promptly as practicable following the date hereof, Leap shall take such actions as may be reasonably necessary to obtain the requisite consent of the FCC to the assignment of the Licenses and to complete the transfers of such Licenses to Cricket Licensee VIII, Inc. and Cricket Licensee IX, Inc.


                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands, by and through their duly authorized representatives, as of the day and year first above written.



LEAP:                                       LEAP WIRELESS INTERNATIONAL, INC.



                                            By: /s/ JAMES E. HOFFMANN
                                               ---------------------------------
                                            Name: James E. Hoffmann
                                                 -------------------------------
                                            Title: Senior Vice President,
                                                   General Counsel & Secretary
                                                  ------------------------------


CENTURYTEL:                                 CENTURY PERSONAL ACCESS NETWORK,
                                            INC.


                                            By: /s/ R. STEWART EWING, JR.
                                               ---------------------------------
                                            Name: R. Stewart Ewing, Jr.
                                                 -------------------------------
                                            Title: Executive Vice President
                                                  ------------------------------

                                   SCHEDULE 1

                                 PLEDGED SHARES





Cricket Licensee VIII, Inc.                       100 shares of Common Stock



Cricket Licensee IX, Inc.                         100 shares of Common Stock

                                   SCHEDULE 2


    CALL SIGN          BTA NUMBER              BTA NAME              BLOCK
    ---------          ----------              --------              -----
     WPOJ600              B399         Salt Lake City                 C1
     WPOK599              B395         Salem, OR                      C1
     WPOK607              B482         Yakima, WA                     C2
     WPOK587              B228         Kennewick, WA                  C2
     WPOK605              B451         Twin Falls, ID                 C2
     WPOK586              B202         Idaho Falls, ID                C2
     WPOK596              B366         Pueblo, CO                     C4
     WPOK581              B153         Fort Smith, AR               C4, C5
     WPOK580              B140         Fayetteville, AR             C4, C5
     WPOK598              B387         Russellville, AR               C2

                             ASSIGNMENT OF LICENSES

        This Assignment of Licenses ("Assignment") is dated as of April 5, 2001 by Leap Wireless International, Inc., a Delaware corporation ("Leap "), in favor of Cricket Licensee VIII, Inc., a Delaware corporation and Cricket Licensee IX, Inc., a Delaware corporation (collectively, the "Assignees"), each of which are wholly-owned subsidiaries of Leap.

        WHEREAS, Leap desires to assign to the Assignees certain PCS licenses (the "Licenses") as described on the attached Exhibit A;

        WHEREAS, Leap has filed with the Federal Communications Commission ("FCC") an application seeking consent to assign the License for Salt Lake City (BTA 399) from Leap to Cricket Licensee IX; and

        WHEREAS, Leap has requested that its counsel prepare and file with the FCC applications seeking consent to assign the other Licenses from Leap to Cricket Licensee VIII.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to, and upon the receipt of, the FCC's consent to the assignment of the Licenses, Leap hereby conveys, transfers and assigns the Licenses to the Assignees as described on the attached Exhibit A.

        IN WITNESS WHEREOF, Leap has executed this Assignment as of the date first above written.

                                            LEAP WIRELESS INTERNATIONAL, INC.


                                            By: /s/ JAMES E. HOFFMANN
                                               ---------------------------------

                                    EXHIBIT A


        Assignee                                       Licenses
        --------                    ----------------------------------------
                                    Market                BTA           Band
                                    ----------------      ---           ----
Cricket Licensee VIII, Inc.         Salem, OR             395           C1
                                    Yakima, WA            482           C2
                                    Kennewick, WA         228           C2
                                    Twin Falls, ID        451           C2
                                    Idaho Falls, ID       202           C2
                                    Pueblo, CO            366           C4
                                    Fort Smith, AR        153           C4,5
                                    Fayetteville, AR      140           C4,5
                                    Russellville, AR      387           C2

Cricket Licensee IX, Inc.           Salt Lake City        399           C1